Exhibit 10.5
MEMBERSHIP INTEREST PLEDGE AGREEMENT
THIS MEMBERSHIP INTEREST PLEDGE AGREEMENT (this “Agreement”), dated as of August 31, 2010, is by and between GT ACQUISITION SUB, INC., a Minnesota corporation (“Pledgor”) and TCI BUSINESS CAPITAL, INC., a Minnesota corporation (“Lender”).
RECITALS:
A. Pledgor’s affiliate, DESTRON FEARING CORPORATION, a Delaware corporation (“Borrower”), and Lender are parties to a certain Credit and Security Agreement dated on or about the date hereof (as the same maybe amended, restated, renewed, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lender has made, or will make, certain loans and other financial accommodations available to Borrower.
B. It is a condition precedent to the agreement of Lender to extend such loans and provide such other financial accommodations that Pledgor shall have executed and delivered this Agreement in favor of Lender.
AGREEMENTS:
NOW, THEREFORE, in consideration of the Recitals and in order to induce Lender to extend credit under the Credit Agreement, Pledgor hereby agrees with Lender as follows:
1. Collateral. In consideration of credit or other financial accommodations now existing or hereafter made by Lender to or for the account or benefit of Borrower, including but not limited to the financial accommodations described in Paragraph 2 hereof, and as an inducement therefor, Pledgor hereby grants to Lender a security interest in all of Pledgor’s now owned or hereafter acquired right, title and interest in the following described property (hereinafter called “Collateral”):
a. All of Pledgor’s now owned and hereafter acquired membership interest in C-SCAN, LLC, a Minnesota limited liability company (“Issuer”), including but not limited to all of Pledgor’s financial and governance rights and its right to share in all profits and distributions (collectively, the “Pledged Membership Interest”);
b. All certificates, options, rights, membership distributions (cash or otherwise), splits, warrants and other distributions issued as an addition to, in substitution or in exchange for or on account of the Pledged Membership Interest; and
c. All property received upon the sale, exchange, collection or other disposition of Collateral or proceeds therefrom, whether cash or non-cash proceeds, and all products of the foregoing.

2. Secured Obligations. The security interest granted hereby secures payment and performance to Lender of all of Borrower’s indebtedness, liabilities and obligations to Lender, whether now existing or hereafter arising, whether otherwise secured or unsecured and howsoever evidenced, arising or created, including but not limited to all of Borrower’s obligations arising under the following:
a. the Credit Agreement, whether for principal, interest, fees, expenses, indemnification or otherwise; and
b. any and all other agreements, documents and instruments evidencing, securing or relating to the Credit Agreement, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for fees, expenses, indemnification or otherwise.
Herein the indebtedness, liabilities and obligations secured by the Collateral will be referred to collectively as the “Secured Obligations”.
3. Definitions. Unless the context otherwise requires, all terms used herein which are defined in Articles 1, 8 and 9 of the Minnesota UCC (defined below) have the meanings therein stated.
4. Covenants, Representations and Warranties. Pledgor hereby covenants, represents and warrants that:
a. The names of all members of Issuer, and their respective percentage membership interests, are as set forth on Exhibit A attached hereto and made a part hereof.
b. Pledgor has title to and is the sole legal and beneficial owner of the Collateral free of any liens, security interests, claims or other encumbrances of any kind limiting the transferability of the Collateral, except as granted herein.
c. The Collateral represents one hundred percent (100%) of the aggregate outstanding membership interests in Issuer. Pledgor agrees that it will not transfer, convey, sell, encumber, pledge, hypothecate or otherwise dispose of any of its interest in the Collateral without the prior consent of Lender.
d. The pledge of Collateral pursuant to this Agreement is duly authorized under the terms of all agreements limiting the transferability of the Collateral and all necessary consents, if any, to the transfer of the Collateral pursuant to this Agreement have been obtained. Without limiting the foregoing, Pledgor specifically represents and warrants that the security interest granted hereby is authorized under the terms of, and fully satisfies the requirements of, any restriction on the assignment of financial or governance rights in Issuer arising under the laws of Minnesota (including without limitation the Minnesota Limited Liability Company Act), the articles of organization or operating agreement of Issuer, any resolution adopted by the members or governors of Issuer, any written action by members or governors of Issuer, or among them and Issuer or otherwise.
e. To the extent the Pledged Membership Interest is now or at any time hereafter certificated, Pledgor shall execute and deliver to Lender such in-blank assignments separate from certificate covering the Pledged Membership Interest in the form attached hereto as Exhibit B; and
f. At any time or times hereafter, Pledgor authorizes Lender to file such financing statements and agrees to execute such other instruments and perform such acts as Lender may request to establish and maintain in Lender a valid, perfected security interest in the Collateral including, without limitation, delivering all additional certificates, with appropriate endorsement or assignment in-blank to Lender. Pledgor hereby agrees that Lender may, at Lender’s option, hold any of the Collateral in the name of Lender or otherwise indicate on any instrument or certificate representing the Collateral that Lender has been granted a security interest therein.

g. If, at any time while this Agreement is in effect, Pledgor shall become entitled to receive or shall receive any certificate, option or rights, whether as an addition to, in substitution of, or in exchange for any Collateral or otherwise, Pledgor agrees to accept the same as Lender’s agent to hold the same in trust for Lender and to deliver the same forthwith to Lender in the exact form received, with the appropriate endorsement of Pledgor, to be held by Lender as additional Collateral for the Secured Obligations, subject to the terms hereof.
h. All sums of money and property paid or distributed in respect of the Collateral, other than distributions made pursuant to the articles of organization or operating agreement of Issuer and permitted under the terms of the Credit Agreement (“Permitted Distributions”), shall be paid directly to Lender for application against the Secured Obligations in any manner Lender may determine; provided, however, unless and until an Event of Default (as defined in the Credit Agreement) has occurred, Pledgor may receive any Permitted Distributions on account of the Pledged Membership Interest. To the extent such payments are paid to Lender, Pledgor agrees that the obligor thereunder shall have no further liability to Pledgor for the same.
i. Pledgor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Collateral. Lender at its option may pay and discharge any taxes, governmental charges, liens, or encumbrances on the Collateral which sums so advanced or paid by Lender shall be paid by Pledgor on demand with interest at the highest rate permitted by applicable law and shall become part of the Secured Obligations.
j. If Pledgor receives any payment or property from the Collateral in violation of the terms of this Agreement, Pledgor will hold such payment or property in trust for Lender and forthwith pay over or deliver the same to Lender in the form received with appropriate endorsement or assignment in-blank to be applied in accordance with the terms hereof.
k. Unless and until an Event of Default has occurred, Pledgor may exercise all governance rights relating to the Pledged Membership Interest.
l. Upon the occurrence of an Event of Default, Pledgor agrees, upon Lender’s request, to cooperate with Lender by doing all things necessary to enable Lender to liquidate the Collateral in compliance with all applicable laws and regulations. Pledgor understands and agrees that upon the occurrence of an Event of Default, Lender has the right to liquidate the Collateral, either at or prior to the maturity thereof, at the sole option of Lender, and apply the proceeds to reduce the Secured Obligations.
m. Pledgor is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other individual or entity in connection with or as a condition to the execution, delivery or performance hereof.
n. Issuer has not elected to have the Pledged Membership Interest treated as securities governed by Article 8 of the Uniform Commercial Code as presently enacted in the State of Minnesota (the “Minnesota UCC”) in its articles of organization, operating agreement or any other document, and the Pledged Membership Interest does not constitute “investment property”, as defined in Article 9 of the Minnesota UCC.

5. Duty of Care. Lender shall not be obligated to preserve any rights Pledgor may have against prior parties or to realize on the Collateral at all or in any particular manner or order. Lender shall have no liability or responsibility to Pledgor for any action taken or omitted with respect to the Collateral or otherwise on the direction of Pledgor.
6. Events of Default. The occurrence of any of the following events shall constitute an Event of Default under this Agreement:
a. Either (i) Borrower shall fail to pay any of the Secured Obligations as and when due; or (ii) Pledgor shall fail to perform any of its agreements contained herein;
b. Any statement, representation or warranty of Pledgor made herein or any time furnished to Lender shall be untrue in any material respect as of the date made;
c. An Event of Default (as defined in the Credit Agreement) shall occur under the terms of the Credit Agreement; or
d. Any other default, however defined, shall occur under the terms of any agreement, document or instrument evidencing, securing or relating to the Secured Obligations.
7. Remedies Upon Default.
a. Upon the occurrence of an Event of Default and any time thereafter, Lender may exercise any one or more of the following rights and remedies:
(1) Declare unmatured Secured Obligations to be immediately due and payable and the same shall thereupon be immediately due and payable without presentment or other notice or demand;
(2) Exercise and enforce any or all rights and remedies available upon default to a secured party under the Minnesota UCC, including, but not limited to, the right to exercise all rights as a holder of the Collateral and the right to dispose of the Collateral in any manner permitted by the Minnesota UCC and applicable securities laws including, without limitation, the right to offer and sell the Collateral privately to purchasers who will agree to take the Collateral for investment and not with the view to distribution and who will agree to the imposition of restrictive legends on the certificates representing the Collateral, and the right to arrange for a sale of the Collateral which would otherwise qualify as exempt from registration under the Securities Act of 1933;
(3) Exercise its right to receive all cash payments on account of the Pledged Membership Interest (including without limitation the Permitted Distributions) for periods that the Collateral was held by Pledgor; and
(4) Exercise all governance rights of Pledgor with respect to the Pledged Membership Interest.
Any transferee of Lender’s interest in the Collateral shall be entitled to exercise all rights as holder of the Collateral, including voting rights.
b. If Lender disposes of any of the Collateral, the proceeds of any such disposition shall be applied as set forth in the applicable provisions of Article 9 of the Minnesota UCC. Pledgor specifically grants to Lender the right to apply such proceeds to attorneys’ fees and legal expenses incurred by Lender in connection with collection of the Secured Obligations, disposition of Collateral or protection of Lender’s position. If any notification of intended disposition of any of the Collateral is required by law, such notification shall be deemed commercially reasonable if mailed at least ten (10) Business Days before such disposition, postage prepaid, addressed to Pledgor at its notice address set forth on the signature page to this Agreement.

c. Pledgor recognizes that Lender may be unable to effect a public sale of the Pledged Membership Interests by the reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”) or other applicable state or federal laws, and Lender may therefore resort to one or more private sales thereof to a restricted group of purchasers. Pledgor agrees that any such private sales may be at prices and on other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. Lender shall be under no obligation to delay a sale of any of the Pledged Membership Interests for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, Lender agrees that any sale of the Pledged Membership Interests shall be made in a commercially reasonable manner, and Pledgor agrees to use its best efforts to cause the issuer or issuers of the Pledged Membership Interests contemplated to be sold, to execute and deliver, all at Pledgor’s expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of Lender, advisable to exempt such Pledged Membership Interests from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto, and other applicable law. Pledgor further agrees to use its best efforts to cause the Pledged Membership Interests to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction which Lender shall reasonably designate.
8. Obligations Not Affected by Acts of Lender. Pledgor’s obligations hereunder shall not be affected or impaired by any of the following acts or things which Lender is expressly authorized to do, omit or suffer from time to time, without notice or approval by Lender: (a) any extension, renewal, modification or amendment of the Credit Agreement or any of the documents, instruments or agreements creating, evidencing or securing the Secured Obligations or delivered therewith; (b) any delay or lack of diligence in the enforcement of any of the Secured Obligations; (c) any failure to institute proceedings, file a claim or give any required notices; (d) any full or partial release of, settlement with or agreement not to sue any guarantor, indemnitor or any other person or entity obligated under the Secured Obligations; (e) any waiver or indulgence granted to any guarantor or any person or entity obligated under the Secured Obligations; (f) any failure to obtain or realize upon any other Collateral obtained from any other party or to see to the proper perfection thereof or to establish the priority of the lien thereon or (g) acquire a security interest in any property in addition to the Collateral or release any such interests so acquired or permit any substitution or exchange for such property or any portion thereof.
9. Continuing Security Interest. The security interest granted hereby is a continuing security interest and no notice of the creation or existence of any Secured Obligation or of any renewal, extension or modification thereof need be given by Lender. The security interest shall continue in effect notwithstanding that from time to time no Secured Obligations may exist. Pledgor hereby expressly waives demand, presentment, protest and notice of a dishonor on any and all of the Secured Obligations.

10. Additional Rights of Lender. Upon an Event of Default, Lender, in the name of Pledgor or otherwise, shall have the authority but shall not be obligated to demand, collect, receive and receipt for, compromise, compound, settle and give acquittance for and prosecute and discontinue any suits and proceedings in respect of any or all of the Collateral and to take any action which Lender may deem necessary or desirable in order to realize on the Collateral, including, without limitation, the power (a) to perform any contract, to endorse in the name of Pledgor any checks, drafts, notes or other documents which are Collateral or are received in payment or on account of the Collateral, (b) to transfer any of the Collateral into his name or that of its nominee and to notify the obligor on or issuer of any Collateral, to remit to Lender any amounts due or distributable thereon, and (c) to apply any proceeds of any Collateral against the Secured Obligations as Lender, in its sole discretion, may determine whether the same shall then be due or not due. Pledgor, and not Lender, shall have full responsibility for complying with all call dates, conversion dates or other deadlines for action by the owner of any securities pledged hereby.
11. Attorneys’ Fees. Pledgor agrees, upon the occurrence of an Event of Default, to pay all costs of Lender including attorneys’ fees in the collection of the Collateral and the enforcement of any of Lender’s rights against Pledgor hereunder.
12. Waiver or Amendment. No delay or failure by Lender in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. This Agreement shall be binding upon and inure to the benefit of Lender and its replacements, successors and assigns and shall take effect when signed by Pledgor and delivered to Lender, and Pledgor waives notice of Lender’s acceptance thereof. This Agreement shall not be amended except in writing signed by Pledgor and Lender.
13. GOVERNING LAW/JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA. PLEDGOR HEREBY CONSENTS TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF MINNESOTA IN CONNECTION WITH ANY CONTROVERSY RELATED TO THIS AGREEMENT, WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORMS IS NOT CONVENIENT AND AGREES THAT ANY LITIGATION INSTIGATED BY PLEDGOR AGAINST LENDER IN CONNECTION WITH THIS AGREEMENT SHALL BE VENUED IN EITHER THE DISTRICT COURTS OF HENNEPIN COUNTY, MINNESOTA OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA, FOURTH DIVISION.
14. Severability. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained or prescribed hereby.
15. Admissibility of Pledge Agreement. Pledgor agrees that a copy of this Agreement signed by Pledgor and transmitted by telecopier or other electronic means for delivery to Lender shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.
16. Construction. The headings of the various sections of this Agreement have been inserted for reference only and should not be construed as defining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.
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signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above.

PLEDGOR:

GT ACQUISITION SUB, INC.,
a Minnesota corporation

By:

Name:

Title:

Address for notices:

490 Villaume Avenue
South St. Paul, MN 55075

LENDER:

TCI BUSINESS CAPITAL, INC.,
a Minnesota corporation

By:

		Name:	Catherine Sedacca
		Title:	Chief Risk Officer

EXHIBIT A
Members of C-SCAN, LLC

Name	Percentage Interest

GT ACQUISITION SUB, INC., a Minnesota corporation	100%

EXHIBIT B
IRREVOCABLE ASSIGNMENT IN BLANK
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to                                          the following membership units of C-SCAN, LLC, a Minnesota limited liability company:

No. of Membership Units	Certificate No.
and irrevocably appoints                                          its agent and attorney-in-fact to transfer all or any part of such membership units and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him. The effectiveness of a transfer pursuant to this assignment shall be subject to any and all transfer restrictions referenced on the face of the certificates evidencing such interest or in the articles of organization or limited liability company of the subject company, to the extent they may from time to time exist.

GT ACQUISITION SUB, INC., a Minnesota corporation
By:
Name:
Title:

ISSUER ACKNOWLEDGEMENT
The undersigned hereby (a) acknowledges receipt of a copy of that certain Membership Interest Pledge Agreement (the “Pledge Agreement”) executed by GT ACQUISITION SUB, INC., a Minnesota corporation (“Pledgor”) in favor of TCI BUSINESS CAPITAL, INC., a Minnesota corporation (“Lender”), (b) agrees promptly to note on its books the security interests granted to Lender, (c) agrees that it will comply with the instructions of Lender with respect to the Pledged Membership Interest (as defined in the Pledge Agreement) without further consent by Pledgor, (d) agrees to notify Lender upon obtaining knowledge of any interest in favor of any Person in the Pledged Membership Interest that is adverse to the interest of Lender therein and (e) waives any right or requirement at any time hereafter to receive a copy of the Pledge Agreement in connection with the registration of any Pledged Membership Interest thereunder in the name of Lender or its nominee or the exercise of voting rights by Lender or its nominee.

GT ACQUISITION SUB, INC., a Minnesota corporation
By:
Name:
Title: